WT MUTUAL FUND
Wilmington Multi-Manager Real Asset Fund
Supplement Dated April 22, 2008
to the Institutional and A Share Prospectuses
Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Share Prospectuses of the Wilmington Multi-Manager Real Asset Fund (the “Real Asset Fund”) dated November 1, 2007, and should be read in conjunction with those Prospectuses.
At the meeting of the Board of Trustees (the “Trustees”) of WT Mutual Fund (the “Trust”) held on February 28, 2008, upon the recommendation of Rodney Square Management Corporation (“RSMC”), the Trustees approved a proposal to add ING Clarion Real Estate Securities, LP (“ING CRES”) and EII Realty Securities Inc. (“EII”) as sub-advisers for the Real Asset Fund, subject to approval by the shareholders of the Real Asset Fund (“Shareholders”). RSMC determined that it would be beneficial to the Real Asset Fund to increase its exposure to global real estate markets and that such exposure could be obtained by adding two new sub-advisers with experience in such markets.
At the Shareholder Meeting held on April 21, 2008, the Shareholders approved the Sub-Advisory Agreements among the Trust, RSMC and ING CRES and among the Trust, RSMC and EII. In addition, the Sub-Advisory Agreement among the Trust, RSMC and Real Estate Management Services Group, Inc. (“REMS”) has been terminated. Accordingly, the information in the Institutional and A Share Prospectuses for the Multi-Manager Funds regarding REMS’ management of assets of the Real Asset Fund is replaced with the following information regarding ING CRES and EII.
ING CLARION REAL ESTATE SECURITIES, LP (“ING CRES”)
ING CRES uses a multi-step investment process for constructing an investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. First, ING CRES selects sectors and geographic regions in which to invest, and determines the degree of representation of such sections and regions, through a systematic evaluation of public and private property market trends and conditions. Second, ING CRES uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) management and strategy; and (iii) capital structure.

ING CRES is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with its principal executive office located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING CRES, a Delaware limited partnership, is an indirect, wholly-owned subsidiary of ING Groep N.V. As of December 31, 2007, ING CRES had assets under management in excess of $17 billion.
Under the terms of the Sub-Advisory Agreement, ING CRES receives a fee on the portion of the Real Asset Fund’s assets allocated to it by RSMC at an annual rate of 0.65% of the first $50 million of assets; 0.55% of the next $50 million of assets; and 0.45% on assets in excess of $100 million.
With respect to the portion of the Real Asset Fund’s assets allocated to ING CRES, the following individuals are expected to serve as portfolio managers:
     T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager, has 23 years of real estate investment experience. Mr. Ferguson oversees the day-to-day management of the portfolio. Mr. Ferguson has served as CIO of ING CRES since 1991 and is the head of the firm’s Investment Committee.
     Steven D. Burton, Managing Director and Portfolio Manager, is the lead manager responsible for international real estate strategies and is a member of the firm’s Investment Committee. Mr. Burton joined ING CRES in 1995 and has 23 years of real estate investment experience.
     Joseph P. Smith, Managing Director and Portfolio Manager, is the lead manager responsible for U.S. real estate strategies and is a member of the firm’s Investment Committee. Mr. Smith joined ING CRES in 1997 and has 17 years of real estate investment experience.
     EII REALTY SECURITIES INC. (“EII”)
EII will construct a portfolio that under normal market conditions, will consist of: income producing real estate securities (including equity, preferred stock and hybrid Real Estate Investment Trusts); real estate operating companies; securities convertible into common stocks (including convertible preferred stocks, rights and warrants) of real estate companies; and real estate related fixed-income securities (such as convertible debentures and unsecured debentures). By investing in the major global property markets (including those in emerging market countries), EII seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in global property markets and broad exposure to investing in different markets worldwide. EII will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk. EII will closely monitor the exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns). EII’s investment process employs a combination of a “top-down,” macro level analysis, together with rigorous “bottom-up,” fundamental securities and real estate research and analysis on individual companies.

EII is a registered investment adviser under the Advisers Act, with its principal executive office located at 717 Fifth Avenue, 10th Floor, New York, NY 10022. EII, a Delaware corporation, is a wholly owned subsidiary of European Investors Inc., which is a registered investment adviser. European Investors Inc. is owned by European Investors Holding Company. As of December 31, 2007, EII had assets under management in excess of $2.5 billion.
Under the terms of the Sub-Advisory Agreement, EII receives a fee on the portion of the Real Asset Fund’s assets allocated to it by RSMC at an annual rate of 0.65% on the first $100 million of assets; and 0.60% on assets in excess of $100 million.
With respect to the portion of the Real Asset Fund’s assets allocated to EII, the following individuals are expected to serve as portfolio managers:
     Peter Nieuwland, CFA, Managing Director, joined European Investors in 2001. Peter is a senior analyst and assistant portfolio manager for the firm’s international real estate securities portfolios. From 1996 to 2001, Peter was an analyst and portfolio manager for ABP Investments in Amsterdam. Peter earned an MBA equivalent from the University of Maastricht.
     Alfred C. Otero, Managing Director, joined European Investors in 1996. Al is responsible for the firm’s U.S.REIT investment activities and is co-portfolio manager of all global REIT accounts. From 1992 to 1996, he was a Vice President for Mutual of America Capital Management Corp. From 1989 to 1991, he worked as a financial analyst for Chase Manhattan Bank. Al is a 1992 graduate of the University of Notre Dame with an MBA and a BBA in Finance (1989).
     James E. Rehlaender, Managing Director, joined European Investors in 2000. Jim is responsible for the firm’s international real estate investment activities and is co-portfolio manager of all global REIT accounts. Jim spent a total of twelve years at La Salle Partners where he developed and marketed their REIT investment activities. Prior to joining European Investors, Jim developed and founded Global Property Advisors with one of the largest German insurance companies. He has a BA from the College of William and Mary and an MBA from Northwestern University.
     Suang Eng Tsan, Senior Analyst and Director of European Investors, Singapore Pte. Ltd, joined European Investors in June 2006. Suang Eng has been the top rated Singapore-based property analyst in the Asia Money, Institutional Investor and Greenwich Associates surveys. Prior to joining EII, Suang Eng served as Research Director at Citigroup in Singapore. From 1997 to 2001, she was a property analyst at ABN AMRO Securities and DBS Securities. Suang Eng was a property executive at Pidemco Land and Urban Redevelopment Authority. Suang Eng received both her MBA in 1993 and her BS in Estate Management in 1987 from the University of Singapore.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE